                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 8, 1999 included in the Company's Form 10-KSB for the fiscal year ended January 3, 1999 and to all references to our firm included in this Registration Statement.



                                             LUND KOEHLER COX & ARKEMA LLP


Minneapolis, Minnesota
January 19, 2000






















                                       20